UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2015

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17 Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On March 13, 2015, ADMA Biologics, Inc. (“ADMA” or the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. (“Raymond James”), as representative (the “Representative”) of the underwriters identified therein (the “Underwriters”), with respect to the sale by the Company of 1,225,000 shares, together with a 30-day option granted to the Underwriters to purchase up to an additional 183,750 shares to cover over-allotments, if any (collectively, the “Public Offering Shares”) of the Company's Common Stock, par value $0.0001 per share (“Common Stock”). The Public Offering Shares are being sold to the public at an offering price of $8.00 per share, less an underwriting discount of 6% payable by the Company (the “Offering”).

The Public Offering Shares will be issued pursuant to a final prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-200638), which became effective on December 23, 2014. The Company expects to close the Offering on March 18, 2015, subject to the satisfaction of customary closing conditions as set forth in the Underwriting Agreement.

The Underwriting Agreement contains customary representations and warranties by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, lock-up and termination provisions.

The Underwriting Agreement has been attached hereto as an exhibit to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company.  The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties in connection with the execution of the Underwriting Agreement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 13, 2015 between the Company and Raymond James & Associates, Inc., as the representative of the underwriters
5.1	Opinion of Dentons US LLP
23.1	Consent of Dentons US LLP (included in its opinion filed as Exhibit 5.1 hereto)
99.1	Press Release announcing Pricing of the Offering, dated March 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 13, 2015	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 13, 2015 between the Company and Raymond James & Associates, Inc., as the representative of the underwriters
5.1	Opinion of Dentons US LLP
23.1	Consent of Dentons US LLP (included in its opinion filed as Exhibit 5.1 hereto)
99.1	Press Release announcing Pricing of the Offering, dated March 13, 2015